CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 3, 2017 (Date of earliest event reported)
MedAmerica Properties Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (I.R.S. Employer Identification No.)

5200 Town Center Circle, Suite 550, Boca Raton, Florida (Address of principal executive offices)	33486 (Zip Code)

(561) 617-8050 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant.

On November 8, 2017, MedAmerica Properties Inc. (the “Company”) engaged Marcum LLP (the “New Accounting Firm”) as its new independent registered public accounting firm, effective immediately. The New Accounting Firm replaces Zachary Salum Auditors P.A. (the “Former Accountant”), which resigned effective November 3, 2017. The Former Accountant resigned for personal reasons. The resignation of the Former Accountant was not recommended or approved by the board of directors of the Company, but the board did accept the Former Accountant’s resignation. The Company’s Board of Directors approved the engagement of the New Accounting Firm.

The Former Accountant’s reports on the Company’s financial statements for the fiscal year ended December 31, 2016, state that the accompanying consolidated financial statements were prepared assuming that the Company will continue as a going concern and that various factors raise substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year and all subsequent interim periods preceding the Former Accountant’s resignation, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Former Accountant, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. In connection with the audit of the fiscal year ended December 31, 2016 and through the subsequent interim periods preceding the Former Accountant’s resignation, there have been no “reportable events” as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided the Former Accountant with a copy of this Current Report on Form 8-K, and requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether the Former Accountant agrees with the above statements. A copy of such letter, dated November 3, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of the New Accounting Firm, the Company did not consult with the New Accounting Firm regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are used in paragraphs (a)(1)(iv) and (v), respectively, of Item 304 of Regulation S-K.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

16.1	Letter of Zachary Salum Auditors P.A., dated November 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAmerica Properties Inc.

	By:	/s/ Christopher J. Hubbert
Name: Christopher J. Hubbert Title: Secretary

Dated November 9, 2017